                                                                     Exhibit 4.1

                        PIONEER FINANCIAL SERVICES, INC.

                         JUNIOR SUBORDINATED DEBENTURES

                                    INDENTURE

                       DATED AS OF ________________, 2003

                               GOLD TRUST COMPANY

                                       AS

                                     TRUSTEE

                             CROSS-REFERENCE TABLE*

TRUST INDENTURE                                                        INDENTURE
  ACT SECTION                                                           SECTION

310(a)(1)............................................................   7.10
   (a)(2)............................................................   7.10
   (a)(3)............................................................   N.A.
   (a)(4)............................................................   N.A.
   (b)...............................................................   7.8; 7.10
   (c)...............................................................   N.A.
311(a)...............................................................   7.11
   (b)...............................................................   7.11
   (c)...............................................................   N.A.
312(a)...............................................................   2.5
   (b)...............................................................   11.3
   (c)...............................................................   11.3
313(a)...............................................................   7.6
   (b)(1)............................................................   N.A.
   (b)(2)............................................................   7.6
   (c)...............................................................   11.2
   (d)...............................................................   7.6
314(a)...............................................................   4.2; 11.2
   (b)...............................................................   N.A.
   (c)(1)............................................................   11.4
   (c)(2)............................................................   11.4
   (c)(3)............................................................   N.A.
   (d)...............................................................   N.A.
   (e)...............................................................   11.5
   (f)...............................................................   4.3
315(a)...............................................................   7.1(b)
   (b)...............................................................   7.5; 11.2
   (c)...............................................................   7.1(a)
   (d)...............................................................   7.1(c)
   (e)...............................................................   6.10
316(a)(last sentence)................................................   2.8
   (a)(1)(A).........................................................   6.5
   (a)(1)(B).........................................................   6.4
   (a)(2)............................................................   N.A.
   (b)...............................................................   6.6
   (c)...............................................................   9.4
317(a)(1)............................................................   6.7
   (a)(2)............................................................   6.8
   (b)...............................................................   2.4
318(a)...............................................................   11.1
N.A. MEANS NOT APPLICABLE.

           * This Cross-Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

                                       ii

                                      iii

EXHIBIT A, FORM OF JUNIOR SUBORDINATED DENTURE

                                       iv

                                    INDENTURE

     INDENTURE  dated  as of  _____________,  2003,  between  Pioneer  Financial
Services, Inc., a Missouri corporation,  and Gold Trust Company, a trust company organized and existing under the laws of the state of Missouri.

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company’s Debentures:

                                   ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1.  DEFINITIONS.

     “BANKRUPTCY  LAW” means  Title 11 of the United  States Code or any similar federal or state law for the relief of debtors.

     “BOARD OF  DIRECTORS”  means the Board of  Directors  of the Company or any authorized committee of the Board of Directors of the Company.

     “BUSINESS  DAY”  means any day that is not a legal  holiday  in the city of
Kansas City, Missouri or the state of Missouri.

     “COMPANY” means Pioneer Financial Services, Inc. and its successors.

     “DATE OF ISSUE” of a Debenture  means the date the Company  receives proper documentation,  including an executed subscription agreement,  and the funds for the purchase of the Debenture if such documentation and funds are received prior to 3:00 p.m. on a Business Day or the next Business Day if the Company  receives such funds on a non-Business Day or after 3:00 p.m. on a Business Day.

     “DEBENTURES”  means  the  Junior  Subordinated  Debentures  of the  Company
described herein and issued under this Indenture.

     “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

     “HOLDER” means a person in whose name a Debenture is registered.

     “INDEBTEDNESS”   means  any  indebtedness  in  respect  of  borrowed  money evidenced  by bonds,  notes,  debentures  or similar  instruments  or letters of credit.

     “INDENTURE”  means this Indenture as amended or  supplemented  from time to time.

     “MATURITY DATE” means,  with respect to any Debenture,  the date upon which the principal of such Debenture becomes due and payable.

     “OFFICER”  means the President,  any Vice  President,  the  Treasurer,  the
Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

     “OFFICERS’  CERTIFICATE”  means a  certificate  signed by an Officer of the
Company.

     “OPINION OF COUNSEL” means a written  opinion from a law firm acceptable in the reasonable opinion of the Company and the Trustee.

     “PERSON” means any individual, corporation,  partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity, or any government or agency or political subdivision thereof.

     “SEC” means the United States Securities and Exchange Commission.

     “SENIOR  INDEBTEDNESS”  means  all  outstanding  Indebtedness  (present  or future)  created,  incurred,  assumed  or  guaranteed  by the  Company  (and all renewals,  extensions  or  refundings  thereof),  which  is  (a)  not  expressly subordinate  or junior to any other  Indebtedness  of the Company;  (b) which is expressly subordinate and junior to the Indebtedness described in clause (a) but not to any  other  Indebtedness  of the  Company  and  (c)  which  is  expressly subordinate and junior to the Indebtedness  described in clauses (a) and (b) but not to any other Indebtedness of the Company.  Senior Indebtedness includes, but is not limited to, (x) the guarantee by the Company of any  Indebtedness  of any other  person  (including,  without  limitation,  subordinated  Indebtedness  of another  person),  unless such  Indebtedness  is expressly  subordinated  to the
Debentures,  (y) any  Indebtedness  of the  Company to any of its  subsidiaries, pursuant to that certain note dated as of [_______________________], and (z) the
Indebtedness of the Company under the Senior Lending Agreement.  Notwithstanding anything  herein to the contrary,  Senior  Indebtedness  does not include junior subordinated  debentures of the Company issued prior to November 1, 2002, in the aggregate outstanding principal amount of $_____ as of _________ 2002.

     “SENIOR LENDING  AGREEMENT”  means that certain Amended and Restated Senior
Lending  Agreement,  as amended,  among the Company and the banks named therein, dated as of March 1, 1997.

     “TIA” means the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb), as amended.

     “TRUSTEE” means Gold Trust Company,  a trust company organized and existing under the laws of the  state of  Missouri,  until a  successor  replaces  it and thereafter means the successor.

     “TRUST  OFFICER”  means an officer  or  assistant  officer  of the  Trustee assigned by the Trustee to administer  its corporate  trust matters or to whom a matter concerning the Indenture is referred.

Section 1.2.  OTHER DEFINITIONS.

                                                                Defined in
              Term                                               Section

              “DEBT”...........................................    10.2
              “EXCHANGE ACT”...................................    4.2
              “EVENT OF DEFAULT”...............................    6.1

              “PAYING AGENT”...................................    2.4
              “REGISTRAR”......................................    2.4

Section 1.3.  INCORPORATION BY REFERENCE OF TIA.

     Whenever this Indenture  refers to a provision of the TIA, the provision is incorporated by reference in, and made a part of, this Indenture. The provisions of TIA Sections 310  through 317 that impose duties on any person (including the provisions  automatically  deemed included herein unless  expressly  excluded by this  Indenture)  are part of and govern this  Indenture upon and so long as the
Indenture  and  Debentures  are  subject to the TIA.  If any  provision  of this
Indenture  limits,  qualifies or conflicts with such duties,  the imposed duties shall control. If a provision of the TIA requires or permits a provision of this
Indenture and the TIA provision is amended,  then the Indenture  provision shall be automatically amended to like effect.

     The following TIA terms used in this Indenture have the following meanings:

     “INDENTURE SECURITIES” means the Debentures;
     “INDENTURE SECURITY HOLDER” means a Holder;
     “INDENTURE TO BE QUALIFIED” means this Indenture;
     “INDENTURE TRUSTEE” or “INSTITUTIONAL TRUSTEE” means the  Trustee; and
     “OBLIGOR” on the Debentures means the Company.

                                  ARTICLE 2
                               THE DEBENTURES

Section 2.1.  FORM; DATING.

     The  Debentures  must be  substantially  in the  form of  EXHIBIT  A.  Each
Debenture shall be dated the date of its execution and issuance.

Section 2.2.  AMOUNT; INTEREST; MATURITY AND RENEWAL; REDEMPTION.

          (a) Amount. The aggregate  principal amount of Debentures  outstanding at any time under this Indenture is limited to $25,000,000.  The Debentures will be issued, without coupons, in denominations of $1,000 or any multiple thereof.

          (b) Term. Each Debenture will have a term of not less than twelve (12)
     months and not more than one hundred  twenty (120) months as  determined by the Holder and the Company at the time the Debenture is purchased.

          (c) Interest.

               (i) Each Debenture in a principal amount of $100,000 or less will bear  interest  from its Date of  Issue  at the rate of  interest  for
          Debentures  of like term and  principal  amount then in effect and set forth in the prospectus  supplement most recently filed by the Company
          with  the  SEC,  or  if  the  Company   does  not  have  an  effective
          registration  statement  on file  with the SEC,  as  published  by the
          Company.  Each  Debenture in a principal  amount in excess of $100,000 will  bear

          interest from its Date of Issue at the rate of interest agreed upon by the Company and the Holder  prior to the  issuance of such  Debenture.
          The  interest  rate will be fixed for the term of the  Debenture  upon issuance. Interest payable for any month or portion of a month will be computed on the basis of the number of days  elapsed in a 360-day year
          of   twelve   30-day   months.    Subject   to   the   provisions   of
          Section 2.2(c)(ii),  at the option of the Holder, interest will either compound  annually and be due and payable on the Maturity Date or will be due and payable  annually on the  anniversary of the Date of Issue.
          Interest on the  compounded  interest will be paid at the same rate as paid on the underlying principal of the Debenture. Notwithstanding the foregoing,  the Company may elect in its sole and absolute  discretion to make any  interest  payment  prior to the date it  becomes  due and payable without penalty or premium of any kind.

               (ii)  Holders of  Debentures  in a principal  amount in excess of
          $10,000 may elect to receive monthly payments of interest in an amount equal to  one-twelfth  (1/12) of the  annual  interest  payment.  If a
          Holder makes such an election, the interest rate on the Debenture will be reduced by .5% to  compensate  the Company  for the  administrative expenses  associated with delivering monthly interest  payments.  If a
          Holder of a  Debenture  in a  principal  amount  in excess of  $10,000 elects to receive monthly interest  payments,  those interest payments will be due and  payable  on the  last  day of each  month;  provided, however,  if a Holder  purchases a Debenture in a principal  amount in excess of  $10,000,  on or after the  twenty-fifth  (25th)  day of any month,  the first  interest  payment due  thereon  will not be due and payable  until  the last day of the next  succeeding  month.  Separate purchases  of  Debentures  may not be  aggregated  for the purposes of determining  whether a Holder  may elect to receive  monthly  interest payments.  Notwithstanding the foregoing, the Company may elect in its sole and absolute discretion to make any interest payment prior to the date it  becomes  due and  payable  without  penalty or premium of any kind.

          (d) Renewal.

               (i) The Company will send each Holder a written notice and a copy of the current prospectus for the Debentures at least twenty (20) days prior to the Maturity  Date of the  Debenture.  The notice will remind the  Holder of the  pending  maturity  of the  Debenture  and that the automatic renewal provision  described in the next paragraph will take effect unless the Holder requests payment in writing within the period
          commencing   on  the  Maturity   Date  and  ending  twenty  (20)  days
          thereafter.  The notice will also state that payment of principal of a
          Debenture  will be made upon  surrender of the Debenture to the Paying
          Agent and specify the place where the Debenture may be surrendered for payment.  The  notice  will  also  state  the new  rate at  which  the
          Debenture  will  accrue  interest  if it is allowed to renew and shall indicate  that  Debentures  surrendered  for  payment  will not accrue interest  after the  Maturity  Date.  If a Holder  requests  repayment within twenty (20) days after the Maturity  Date, the Company will pay the outstanding  principal of the Debenture and all accrued and unpaid interest through the Maturity Date.

               (ii) If,  within  twenty  (20) days after the  Maturity  Date,  a
          Holder has not requested in writing  repayment of the  Debenture,  the term of such Debenture will be renewed  automatically for a term equal to the original term of the Debenture  measured from the Maturity Date of the  original  Debenture.  A  Debenture  will  continue to renew as described  herein absent some permitted action by either the Holder or the Company.  Interest  will  continue to accrue from the first day of such renewal term. The Debenture, as renewed, will continue in all its provisions, including provisions relating to the payment or accrual of interest,  except the interest  rate  payable  during the renewal term will be the interest  rate which is then being  offered by the Company on  Debentures  with a like term and  principal  amount as the renewed
          Debenture  as of the renewal  date,  and the  principal  amount of the renewed  Debenture  will  be  equal  to the  principal  amount  of the
          Debenture on the most recent Maturity Date plus all accrued and unpaid interest.  If  similar  Debentures  are not  then  being  issued,  the interest  rate upon renewal will be the rate  specified by the Company in the renewal notice, or the Debenture’s current rate if no such rate is specified.

          (e) Rank.  The  Debentures  are equal in rank,  priority  and right of payment with all of the Company’s  junior  subordinated  debentures  issued prior to November 1, 2002 and are subordinated and junior in rank, priority and right of payment to all Senior  Indebtedness of the Company as provided in Article 10.

          (f) Incorporation; Conflict. The terms and provisions contained in the
     Debenture  are  hereby  expressly   incorporated  by  reference  into  this
     Indenture.  In case of a conflict,  the  provisions of this  Indenture will control.

          (g) Payment Date. In the event that any date on which  principal of or interest on a Debenture is payable is not a Business Day, then such payment will be made on the next  succeeding  day which is a Business Day,  without any  interest  or other  payment in respect  of such  delay,  with the same effect as if made on the date the payment was originally payable.

Section 2.3.  EXECUTION.

     One  authorized  Officer will sign the Debentures for the Company by manual or facsimile signature.  If an Officer whose signature appears on a Debenture no longer holds that office or position at the time the  Debenture  is issued,  the
Debenture  will  nevertheless  be valid.  Authentication  of a Debenture  by the
Trustee is not required.

Section 2.4.  REGISTRAR AND PAYING AGENT.

     The Company must maintain (a) an office or agency where  Debentures  may be presented for  registration of transfer and where notices and demands to or upon the  Company in  respect  of the  Debentures  and this  Indenture  may be served
(“REGISTRAR”)  and (b) an office or agency where Debentures may be presented for payment (“PAYING AGENT”).  The Company or any of its subsidiaries or the Trustee may act as Paying Agent or Registrar.  The Company initially  appoints itself as
Paying Agent and Registrar. The Registrar will keep a register of the

Debentures and of their transfer. The Company may appoint one or more additional
Registrars  or Paying  Agents.  The  Company  may  change  any  Paying  Agent or
Registrar  without notice to any Holder.  The Company must notify the Trustee of the name and address of each Paying Agent or  Registrar.  Each Paying Agent must hold in trust for the benefit of the Holders or the Trustee all sums held by the
Paying Agent for the payment of principal  and  interest on the  Debentures  and must  notify  the  Trustee  of any  failure  by the  Company  in making any such payment.  The  Company,  the Trustee and any agent of the Company or the Trustee may treat the Person in whose name a Debenture is registered as the owner of the
Debenture  for the purpose of receiving  payment as herein  provided and for all other purposes,  and neither the Company, the Trustee nor any such agent will be affected by notice to the contrary.

Section 2.5.  DEBENTURE HOLDER LISTS.

     The Trustee will preserve the most recent list available to it of the names and addresses of Holders.  The Registrar  will furnish this list to the Company, the  Paying  Agent and the  Trustee  no less often than every six (6) months and will furnish an updated list of the names and addresses of Holders at such other times as the Company, the Paying Agent or the Trustee may request in writing.

Section 2.6.  TRANSFER.

     A Debenture is transferable  only on the Debenture  register  maintained by the Registrar, upon (a) surrender of the Debenture for transfer at the office of the  Registrar,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in a form satisfactory to the Company and the Registrar,  duly executed by the registered  holder of the Debenture or his attorney,  duly  authorized in writing,  a copy  of  which  authorization  must  be  delivered  with  any  such instrument of transfer,  and (b) payment of any applicable taxes or fees imposed by law. Upon receipt of the foregoing and the payment of any service fee charged by the Registrar or the Company,  the Company,  at the request of the Registrar, shall issue one or more new Debentures,  of authorized denominations and for the same aggregate  principal amount,  to the designated  transferee or transferees.
All Debentures  issued upon any transfer will evidence the same indebtedness and will be entitled to the same  benefits  under this  Indenture  as the  Debenture surrendered upon such transfer.

     The  Company  will not be required to  transfer  any  Debenture  during the period (a) beginning  fifteen (15) days before either (i) the day of the mailing of a notice of redemption of that Debenture  pursuant to Section 3.2 or (ii) the day of the mailing of a notice of the maturity of that Debenture, and (b) ending on (i) the date of  redemption  or (ii) the date which is  twenty-one  (21) days after the Maturity Date, as appropriate.

Section 2.7.  REPLACEMENT DEBENTURES.

     If the  Holder of a  Debenture  claims  that the  Debenture  has been lost, destroyed or wrongfully taken, the Company will issue a replacement Debenture if its  requirements  are met. A Holder will be required to agree to indemnify  the
Company,  the Trustee and any Paying Agent or  Registrar  from any loss they may suffer in connection with the replacement of a Debenture, and if required by the
Trustee or the  Company,  the Holder  must post an  indemnity  bond in an amount sufficient,  in the reasonable judgment of the Trustee or the Company, to protect the  Company,  the Trustee and any Paying Agent and  Registrar  from any loss they may suffer if a Debenture is replaced.  The Trustee or the Company may charge the Holder a service fee for replacing a Debenture.

Section 2.8.  TREASURY DEBENTURES.

     In determining  whether the Holders of the required principal amount of the
Debentures have concurred in any direction,  waiver or consent, Debentures owned by the Company or an affiliate will be disregarded, except that for the purposes of  determining  whether the Trustee may rely on any such  direction,  waiver or
consent,   only  Debentures  that  the  Trustee  knows  are  so  owned  will  be disregarded.

Section 2.9.  CANCELLATION.

     The  Registrar  and Paying Agent are required to forward to the Company any
Debentures  surrendered to them for transfer or payment. The Company will cancel all Debentures  surrendered for transfer,  payment,  replacement or cancellation and will notify the Trustee of any transfer.

                                  ARTICLE 3
                                 REDEMPTION

Section 3.1.  NOTICE TO TRUSTEE, SELECTION OF DEBENTURES.

     If the Company  determines to redeem the Debentures in whole or in part, it must notify the Trustee by delivery to the Trustee of an  Officers’  Certificate specifying  the  redemption  date and the  principal  amount of Debentures to be redeemed.  If fewer than all  outstanding  Debentures  are to be  redeemed,  the
Company will select and identify the  Debentures  to be redeemed in its sole and absolute discretion and will so inform the Trustee by Officers’ Certificate. The redemption  price for each Debenture  selected for  redemption  will be equal to
100% of the principal  amount of the Debenture plus accrued  interest on a daily basis  up to,  but not  including,  the  redemption  date.  In the  event of the redemption of a Debenture in part, such redemption must be in  denominations  of
$1,000 or any integral multiple thereof.

Section 3.2.  NOTICE OF REDEMPTION.

     At least  thirty  (30) days but not more  than  sixty  (60)  days  before a redemption  date,  the Company must send a notice of  redemption  to each Holder whose Debentures are to be redeemed.

     The notice must identify the Debentures (or portion thereof) to be redeemed and state:

          (a) the redemption date;

          (b) the redemption price;

          (c) the name and address of the Paying Agent;

          (d) that  Debentures  called for redemption must be surrendered to the
     Paying Agent to collect the redemption price; and

          (e) that interest on Debentures  called for  redemption  will cease to accrue on and after the redemption date.

Section 3.3.  EFFECT OF NOTICE OF REDEMPTION.

     Once  notice of  redemption  is mailed,  Debentures  called for  redemption become due and payable on the redemption date at the redemption  price,  and all interest on the  Debentures  called for  redemption  will cease to accrue on and after the redemption  date unless the Company  defaults in payment of the amount due upon redemption.

Section 3.4.  DEPOSIT OF REDEMPTION PRICE.

     If the Company is not acting as Paying  Agent,  on the  business day before the  redemption  date,  the Company will deposit with the Paying Agent (or shall hold in  separate  trust  if the  Company  serves  as the  Paying  Agent)  money sufficient to pay the redemption price of all Debentures to be redeemed.

Section 3.5.  DEBENTURES REDEEMED IN PART.

     Upon  surrender of a Debenture  that is redeemed in part,  the Company will issue the Holder a new  Debenture  equal in principal  amount to the  unredeemed portion of the Debenture  surrendered  and bearing  interest at the same rate as the original Debenture.

                                  ARTICLE 4
                                  COVENANTS

Section 4.1.  PAYMENT OF DEBENTURES.

     The Company will pay the principal of and interest on the Debentures on the dates and in the manner  provided in the  Debentures  and this  Indenture at the office or agency  maintained  for such  purpose.  Principal and interest will be considered  paid on the date due if the  Paying  Agent  holds on that date money designated for and sufficient to pay all principal and interest then due. If any payment is due on any day which is not a Business  Day,  payment  may be made on the  next  succeeding  Business  Day,  and  no  interest  will  accrue  for  the intervening period.  Notwithstanding the foregoing, the Company may, in its sole and  absolute  discretion,  make  payments of principal or interest by mailing a check to the Holder at the address appearing upon the register of the Debentures maintained by the Registrar at the close of business ten (10) days prior to such payment  date.  The  Company  may  charge a service  fee to issue a  replacement payment check.

Section 4.2.  SEC REPORTS.

     Within fifteen (15) days of filing with the SEC, the Company will file with the  Trustee  copies of the annual  reports  and  quarterly  reports  and of the information,  documents, and other reports (or copies of such portions of any of the  foregoing  as the SEC may by rules  and

regulations  prescribe)  which the  Company may be required to file with the SEC pursuant to Section 13 or Section  15(d) of the  Exchange  Act. The Company also must comply with the other  provisions  of TIA Section  314(a).  Notwithstanding anything  contrary herein,  the Trustee has no duty to review such documents for purposes  of  determining  compliance  with  any  provisions  of the  Indenture.
Delivery of copies of the materials described in this Section 4.2 to the Trustee is for  information  purposes only and does not constitute  official  notice the
Trustee under this Indenture.

Section 4.3.  COMPLIANCE CERTIFICATE; NOTICE OF CERTAIN EVENTS.

          (a) The Company will deliver to the Trustee, within one hundred twenty
     (120) days after the end of each fiscal year of the  Company,  an Officers’
     Certificate stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has observed, performed and fulfilled  each covenant  contained in this Indenture and is not in default in the  performance  of any of the terms hereof (or, if an Event of Default has occurred,  describing all such Events of Default of which he or she may have  knowledge)  and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest on the Debentures are prohibited.

          (b) The  Company  will  deliver to the  Trustee  and any Paying  Agent prompt notice of:

               (i) Any Event of Default under this Indenture; and

               (ii) Any  Default  or notice of  default  related  to any  Senior
          Indebtedness.

Any such notice shall  constitute  official notice to the Trustee upon which the
Trustee may rely.

Section 4.4.  RESERVED.

Section 4.5.  MONEY FOR DEBENTURE PAYMENTS TO BE HELD IN TRUST.

     Whenever the Company does not serve as the Paying  Agent,  it will,  on the business day prior to each date for the payment of the  principal of or interest on the  Debentures,  deposit with the Paying Agent a sum  sufficient  to pay the principal  or  interest so  becoming  due,  such sum to be held in trust for the benefit of the persons entitled to such payments;  and, unless such Paying Agent is the Trustee,  the Company will  promptly  notify the Trustee of its action or failure so to act.

     Whenever the Company does not serve as the Paying Agent,  it will cause the
Paying  Agent to execute and deliver to the Trustee an  instrument  in which the
Paying  Agent will agree with the  Trustee,  subject to the  provisions  of this
Section, that the Paying Agent will:

          (a) hold all sums held by it for the  payment of the  principal  of or interest on the Debentures in trust for the benefit of the persons entitled thereto  until such sums are paid to such persons or otherwise  disposed of as herein provided;

          (b) give the  Trustee  notice of any  default  by the  Company  in the making of any payment of principal or interest; and

          (c) at any time during the  continuance of any such default,  upon the written  request of the Trustee,  forthwith  pay to the Trustee all sums so held in trust by the Paying Agent.

                                  ARTICLE 5
                                 SUCCESSORS

     The Company may not consolidate or merge with, or sell,  assign,  transfer, lease or  otherwise  dispose of all or  substantially  all of its assets to, any
Person unless the Person formed by or surviving any such consolidation or merger
(if other than the Company), or to which such sale, assignment,  transfer, lease or other  disposition  was  made,  assumes  by  supplemental  indenture  all the obligations  of the  Company  under  this  Indenture  and  the  Debentures  then outstanding.  Notwithstanding  the foregoing,  nothing contained herein shall be construed as prohibiting the Company or any of its subsidiaries  from selling to or acquiring from third parties  substantial  blocks of notes  receivable in the ordinary course of the business of the Company and its  subsidiaries in a manner consistent with past practices.

     The Company must deliver to the Trustee prior to such proposed  transaction an  Officers’  Certificate  to the  foregoing  effect  and an opinion of counsel stating that all conditions  precedent to the proposed transaction have been met and such supplemental indenture comply with this Indenture.

     The  surviving  Person  will be the  successor  to the  Company and will be obligated  to pay the  principal  of and  interest  on the  Debentures,  but the
Company in the case of a sale,  assignment,  lease or other disposition will not be released  from its  obligation  to pay the  principal  of and interest on the
Debentures.

                                  ARTICLE 6
                            DEFAULTS AND REMEDIES

Section 6.1.  EVENTS OF DEFAULT.

     An “EVENT OF DEFAULT” occurs if:

          (a)  the  Company  fails  to pay  any  installment  of  interest  on a
     Debenture  when the same  becomes  due and  payable  and the failure to pay continues  for a period of ten (10) days after  receipt  of written  notice from the Holder or the Trustee;

          (b) the Company fails to pay the  principal of any Debenture  when the same becomes due and payable at maturity, upon redemption or otherwise, and the failure to pay continues for a period of ten (10) days after receipt of written notice from the Holder or the Trustee;

          (c) the Company pursuant to or within the meaning of Bankruptcy Law:

                                       10

               (i) commences a voluntary proceeding;

               (ii) a petition is filed  against  the Company in an  involuntary proceeding;

               (iii)  consents to the entry of an order for relief against it in an involuntary proceeding;

               (iv)  consents  to  the  appointment  of  a  receiver,   trustee,
          liquidator or custodian of it or for all or  substantially  all of its property;

               (v) makes a general assignment for the benefit of its creditors;

               (vi) admits in writing its inability to pay its debts as the same become due; or

          (d) the Company  fails to comply with any of its other  agreements  or covenants in, or provisions  of, the  Debentures or this Indenture and such failure is not cured or waived  within sixty (60) days after receipt by the
     Company of a written  notice  from the Trustee or the Holders of at least a majority in principal amount of the then outstanding Debentures. The notice must  specify the Event of Default and demand that it be remedied and state that the notice is a “Notice of Default.”

Section 6.2.  ACCELERATION.

     If an Event of Default occurs and is  continuing,  the Trustee by notice to the Company,  or the Holders of at least a majority in  principal  amount of the then  outstanding  Debentures  by notice to the  Company  and the  Trustee,  may declare the principal of and accrued  interest on all outstanding  Debentures to be due and payable.  Subject to Section 10.4,  upon receipt of such declaration, the principal and interest owing on the then outstanding  Debentures will be due and payable  immediately.  The Trustee or the Holders of a majority in principal amount of the then outstanding Debentures, by notice to the Company, may rescind an acceleration  and its  consequences if the rescission would not conflict with any judgment or decree and if all existing  Events of Default have been cured or waived,  except  nonpayment  of principal or interest that has become due solely because of the acceleration.

Section 6.3.  OTHER REMEDIES.

     Subject to the provisions of Article 10,  if an Event of Default occurs and is  continuing,  the  Trustee  may pursue any  available  remedy to collect  the payment of principal or interest on the Debentures or to enforce the performance of any provision of the Debentures or this Indenture.

     The Trustee may  maintain a  proceeding  even if it does not possess any of the  Debentures  or does not produce any of them in the  proceeding.  A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default  will not impair  the right or remedy or  constitute  a waiver of the Event of Default.  All  remedies  available to the Trustee and the
Holders are cumulative to the extent permitted by law.

                                       11

Section 6.4.  WAIVERS AND CONSENTS.

     The  Trustee,  by notice to the  Company,  may waive an  existing  Event of
Default and its  consequences or compliance with any provision of this Indenture or the  Debentures  on behalf of all Holders,  except an Event of Default in the payment of the principal of or interest on the Debentures so long as the Trustee in good faith  determines  that such a waiver or consent is in the  interests of the Holders of the Debentures.  The Holders of a majority in principal amount of the then outstanding  Debentures,  by notice to the Company and the Trustee, may waive an existing Event of Default and its  consequences  or compliance with any provision of this Indenture or the  Debentures on behalf of all Holders,  except for (a) an Event of Default in the  payment of  principal  or of interest on the
Debentures  or (b) an Event of Default with  respect to a provision  which under
Section 9.2  cannot be amended or modified  without the consent of each affected
Holder.  Upon receipt by the Company of any such notice of waiver, such Event of
Default  will be  deemed  to have been  cured or such  provision  will be deemed complied with;  but no such waiver will extend to any subsequent  event or other
Event of Default or impair any subsequent  right.  Any waiver or consent will be binding upon all Holders,  all future  Holders of the Debentures and all Holders of any  Debentures  issued  upon  transfer or in  exchange  for any  Debentures, whether or not a notation of such consent or waiver is made upon any Debenture.

Section 6.5.  CONTROL BY MAJORITY.

     The  Holders  of a majority  in  principal  amount of the then  outstanding
Debentures  may direct the time,  method and place of conducting  any proceeding for any remedy available to the Trustee,  provided that  indemnification for the
Trustee’s fees and expenses,  in a form reasonably  satisfactory to the Trustee, have been provided. However, the Trustee may refuse to follow any direction that conflicts  with law or this  Indenture or that the Trustee  determines is unduly prejudicial to the rights of other Holders of the Debentures or that the Trustee in good faith determines would subject the Trustee to liability for which it has not been adequately indemnified.

Section 6.6.  RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

     Notwithstanding  any other  provision of this  Indenture,  the right of any
Holder of a  Debenture  to receive  payment of  principal  and  interest  on the
Debenture,  on or after the respective due dates expressed in the Debenture,  or to  bring  suit  for the  enforcement  of any  such  payment  on or  after  such respective  dates,  may not be impaired  or affected  without the consent of the
Holder.

Section 6.7.  COLLECTION SUIT BY TRUSTEE.

     If an Event of Default specified in Section 6.1(a) or Section 6.1(b) occurs and is  continuing,  the  Trustee  may  recover  judgment in its own name and as trustee  of an  express  trust  against  the  Company  for the  whole  amount of principal and interest  remaining unpaid on the Debentures with respect to which the Event of Default  occurred and such further amount as is sufficient to cover the costs and expenses of  collection,  including the  reasonable  compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                                       12

Section 6.8.  TRUSTEE MAY FILE PROOFS OF CLAIM.

     The Trustee may file such proofs of claim and other  papers or documents as may be  necessary  or  advisable  in  order to have the  claims  of the  Trustee
(including  any  claim  for the  reasonable  compensation  and  expenses  of the
Trustee,  its agents  and  counsel)  and the  Holders  allowed  in any  judicial proceedings  relative  to the  Company  or its  property  and  is  entitled  and empowered  to collect  and  distribute  any money or other  property  payable or deliverable on any such claims. Any custodian in any such judicial proceeding is hereby  authorized by each Holder to make such  payments to the Trustee,  and in the event that the Trustee  consents to the making of such payments  directly to the  Holders,  to pay to the  Trustee  any amount  due to it for the  reasonable compensation and expenses of the Trustee,  its agents and counsel, and any other amounts due the Trustee under Section 7.7 of this Indenture.  To the extent that the payment of any such  compensation,  expenses,  disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.7 of this Indenture is denied for any reason, payment of the same will be secured  by a lien on,  and will be paid out of,  any and all  distributions, dividends,  money,  securities  and other  properties  which the  Holders may be entitled to receive in such proceeding  whether in liquidation or under any plan of  reorganization  or otherwise.  Nothing  contained in this  Indenture will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any  Holder any plan of  reorganization,  arrangement,  adjustment  or composition  affecting  the  Debentures  or  the  rights  of any  Holder,  or to authorize  the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.9.  PRIORITIES.

     If the  Trustee  collects  any  money  pursuant  to this  Article,  it will
(subject  to the  provisions  of  Article 10  hereof),  pay out the money in the following order:

          (a) First:  to the Trustee in an amount  sufficient to cover its costs and expenses of  collection,  including  the  reasonable  compensation  and expenses of the Trustee,  its agents and counsel and all other  amounts due under Section 7.7;

          (b) Second:  to holders of Senior  Indebtedness to the extent required by Article 10;

          (c) Third: to Holders for amounts due and unpaid on the Debentures for principal  and  interest,  ratably,  without  preference or priority of any kind,  according  to the  amounts  due and  payable on the  Debentures  for principal and interest, respectively; and

          (d) Fourth:  to the  Company or to such party as a court of  competent jurisdiction may direct.

The  Trustee  may fix a record  date and a payment  date for any  payment to the
Holders.

Section 6.10.  UNDERTAKING FOR COSTS.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit  against the  Trustee for any action  taken or omitted by it as a
Trustee,  a court in its  discretion  may  assess  reasonable  costs,  including reasonable  attorneys’ fees,  against any party litigant in the suit,

                                       13

having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by  Holders  of more  than  10% in  principal  amount  of the  then  outstanding
Debentures,  or a suit  instituted  by any  Holder  for the  enforcement  of the payment of the  principal  of or interest on any  Debenture  on or after the due dates expressed in the Debenture.

                                  ARTICLE 7
                                   TRUSTEE

Section 7.1.  DUTIES OF TRUSTEE.

          (a) If an Event of Default has occurred and is continuing, the Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their  exercise,  as a prudent person would exercise or use under the  circumstances in the conduct of his or her own affairs.

          (b) Except during the continuance of an Event of Default:

               (i)  The  Trustee   need  perform  only  those  duties  that  are
          specifically  set forth in this  Indenture  and no others.  No implied covenants or obligations  may be read into this Indenture  against the
          Trustee.

               (ii) In the  absence of bad faith on its part,  the  Trustee  may conclusively  rely,  as  to  the  truth  of  the  statements  and  the correctness  of the  opinions  expressed  therein,  upon  resolutions, statements, reports, documents,  certificates or opinions furnished to the Trustee  and  conforming  to the  requirements  of the  Indenture.
          However,  the Trustee must examine such  certificates  and opinions to determine  whether  or not they  conform to the  requirements  of this
          Indenture.

          (c)  The  Trustee  may  not be  relieved  from  liability  for its own negligent  action,  its own  negligent  failure to act,  or its own willful misconduct, except that:

               (i) This  paragraph does not limit the effect of paragraph (b) of this Section.

               (ii) The Trustee may not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

               (iii) The Trustee may not be liable with respect to any action it takes or omits to take in good faith in  accordance  with a  direction received by it pursuant to Section 6.5.

          (d) Every  provision of this  Indenture that in any way relates to the
     Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                                       14

          (e) Subject to the  requirements  of  Section 7.1(a),  no provision of this  Indenture  may require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity  satisfactory to it against any loss, liability or expense.

          (f) The Trustee is not liable for interest on any money received by it except as the Trustee may agree in writing with the Company.  Money held in trust by the Trustee need not be segregated  from the other funds except to the extent required by law.

Section 7.2.  RIGHTS OF TRUSTEE.

          (a) The  Trustee has no duty to inquire as to the  performance  of the
     Company’s  covenants  in Article 4. In  addition,  the  Trustee  may not be deemed to have knowledge of any Event of Default except an Event of Default of which the Trustee has received  written  notification or obtained actual knowledge.

          (b) Before the Trustee acts or refrains from acting, it may require an
     Officers’  Certificate  or an Opinion of  Counsel.  The  Trustee may not be
     liable for any  action it takes or omits to take in good faith in  reliance of the Officers’  Certificate  or Opinion of Counsel.  The Trustee may also consult  with its counsel on any matter  relating to the  Indenture  or the
     Debentures  and the Trustee  shall not be liable for any action it takes or omits to take in good faith in reliance on the advice of its counsel.

          (c) The Trustee may act through agents and may not be responsible  for the misconduct or negligence of any agent appointed with due care.

          (d) The  Trustee may not be liable for any action it takes or omits to take in good faith which it believes to be  authorized or within its rights or powers conferred on it by this Indenture.

          (e) Except in connection  with compliance with TIA Section 310 or 311, the Trustee shall only be charged with knowledge of information that it has received in writing from the Company.

Section 7.3.  INDIVIDUAL RIGHTS OF TRUSTEE.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Debentures and may otherwise deal with the Company or an affiliate of the  Company  with the same  rights it would  have if it were not  Trustee.  Any
Paying Agent or Registrar may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311.

Section 7.4.  TRUSTEE’S DISCLAIMER.

     The Trustee is not  responsible for and makes no  representation  as to the validity or adequacy of this Indenture or the Debentures;  it is not accountable for the Company’s use of the proceeds from the sale of Debentures, and it is not responsible for any statement in any Debenture.

                                       15

Section 7.5.  NOTICE OF DEFAULTS.

     If an Event of Default  occurs and is continuing  and if it is known to the
Trustee,  the  Trustee  must mail to Holders of the  Debentures  a notice of the
Event of Default within ninety (90) days after it occurs.  Except in the case of an Event of Default in the payment of principal or interest on a Debenture,  the
Trustee may  withhold  the notice if the Trustee in good faith  determines  that withholding the notice is in the interests of Holders of the Debentures.

Section 7.6.  REPORTS BY TRUSTEE TO HOLDERS.

     If required by TIA Section 313, the Trustee will provide to each Holder one or more  reports  satisfying  the  requirements  of  Section 313  of the TIA. If required,  a copy of each report at the time of its  mailing to Holders  must be filed with the SEC.

Section 7.7.  COMPENSATION AND INDEMNITY.

     The  Company  will  pay to the  Trustee  reasonable  compensation  for  its services.  The Trustee’s  compensation is not limited by any law on compensation of a trustee of an express  trust.  The Company will  reimburse the Trustee upon request for all reasonable  out-of-pocket expenses incurred by it. Such expenses may  include  the  reasonable  compensation  and  out-of-pocket  expenses of the
Trustee’s agents and counsel.

     The Company shall indemnify, defend and hold the Trustee and its directors,
officers,   employees   and  agents   (collectively   with  the   Trustee,   the
“Indemnitees”)  harmless  from and  against  every loss,  liability  or expense, including without limitation damages, fines, suits, actions, demands, penalties, costs,  out-of-pocket  or  incidental  expenses,  legal fees and  expenses,  the allocated  costs and expenses of in-house  counsel and legal staff and the costs
and  expenses  of   defending   or   preparing  to  defend   against  any  claim
(collectively,  “Losses”)  that may be  imposed  on,  incurred  by, or  asserted against,  any  Indemnitee  for or in respect of the  Trustee’s (a) execution and delivery of this  Indenture,  (b)  compliance  or attempted  compliance  with or reliance  upon any  instruction  or other  direction  upon which the  Trustee is authorized to rely pursuant to the terms of this  Indenture and (c)  performance under  this  Indenture,  except  in the case of such  performance  only and with respect  to any  Indemnitee  to the  extent  that the Loss  resulted  from  such
Indemnitee’s  negligence or willful  misconduct.  The provisions of this Section shall survive the  termination of this Indenture and the  resignation or removal of the Trustee for any reason.  The  Trustee’s  claims under this Section  shall have priority over all of the claims against the Company under this Indenture.

     The Trustee will notify the Company  promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company will not relieve the Company of its  obligations  hereunder,  except to the extent the Company is prejudiced  thereby.  The Company  must  defend the claim and the  Trustee  will cooperate in the defense. The Trustee may have separate counsel, and the Company will pay the reasonable fees and expenses of such counsel.  The Company need not pay for any  settlement  made  without  its  consent,  which  consent may not be unreasonably withheld.

     The Company need not reimburse any expense or indemnify against any loss or liability  incurred by the Trustee  through its own gross  negligence or willful misconduct.

                                       16

     When the  Trustee  incurs  expenses or renders  services  after an Event of
Default  specified in Section 6.1(c)  occurs,  the expenses and the compensation for the services are intended to constitute expenses of administration under any
Bankruptcy Law.

     The Trustee  shall have a lien on all  property  it holds  pursuant to this
Indenture for the payment of its fees and expenses hereunder.

Section 7.8.  REPLACEMENT OF TRUSTEE.

     A  resignation  or removal of the  Trustee and  appointment  of a successor
Trustee  becomes  effective  only upon the  successor  Trustee’s  acceptance  of appointment.

     The Trustee may resign by notifying the Company in writing. The Trustee may be  removed  by the  Holders  of a  majority  in  principal  amount  of the then outstanding  Debentures  by so notifying the Trustee and the Company in writing.
The Company may remove the Trustee if:

          (a) the Trustee fails to comply with Section 7.10;

          (b) the Trustee is adjudged  bankrupt  or  insolvent  or any order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (c) a  custodian,  receiver  or  public  officer  takes  charge of the
     Trustee or its property;

          (d) the  Trustee  becomes  incapable  of acting as Trustee  under this
     Indenture; or

          (e) the Company so elects, provided a replacement Trustee is qualified pursuant to the terms of this Indenture.

If the Trustee resigns or is removed or if a vacancy exists in the office of the
Trustee for any reason, the Company must promptly appoint a successor Trustee.

     If a successor  Trustee  does not take office  within sixty (60) days after notice that the Trustee has resigned or has been removed,  the retiring Trustee, the  Company  or the  Holders  of at least 25% in  principal  amount of the then outstanding  Debentures may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     A successor Trustee must deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee will become effective,  and the successor Trustee will have all the  rights,  powers and duties of the  Trustee  under this  Indenture.  The successor  Trustee  must mail a notice of its  succession  to all  Holders.  The retiring  Trustee must  promptly  transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 7.7.

                                       17

Section 7.9.  SUCCESSOR TRUSTEE BY MERGER, ETC.

     If the Trustee  consolidates,  merges or converts into, or transfers all or substantially  all of its corporate trust business to another  corporation,  the successor corporation without any further act will be the successor Trustee.

Section 7.10.  ELIGIBILITY; DISQUALIFICATION.

     This Indenture must always have a Trustee who satisfies the requirements of
Section 310(a)(1)  and (2) of the TIA. Any successor  Trustee must always have a combined  capital  and surplus of at least  $1,000,000  as set forth in its most recent published annual report of conditions.  The Trustee is subject to Section
310(b) of the TIA.

Section 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship  described in Section 311(b) of the TIA. A Trustee who has resigned or been  removed  will be  subject  to  Section  311(a) of the TIA to the extent indicated therein.

                                  ARTICLE 8
                           DISCHARGE OF INDENTURE

Section 8.1.  TERMINATION OF COMPANY’S OBLIGATIONS.

     This  Indenture will terminate and be of no further effect (except that the
Company’s  obligations  under  Sections 7.7  and  8.2  will  survive)  when  all outstanding  Debentures  theretofore  issued have been called for redemption and adequate  provision has been made for full payment of all principal and interest payments thereon.

Section 8.2.  REPAYMENT TO THE COMPANY.

     The Paying Agent must promptly pay to the Company upon written  request any money, Debentures or other securities held by them at any time.

     The Paying  Agent must pay to the Company  upon  written  request any money held by it for the payment of principal or interest  that remains  unclaimed for two (2) years after the date upon which such payment  became due.  After payment to the  Company,  Holders  entitled  to the money must look to the  Company  for payment  as  general  creditors  unless an  applicable  abandoned  property  law designates another Person, and all liability of the Paying Agent with respect to such money will cease.

                                  ARTICLE 9
                                 AMENDMENTS

Section 9.1.  WITHOUT CONSENT OF HOLDERS.

     The  Company and the Trustee  may amend this  Indenture  or the  Debentures without the consent of any Holders:

                                       18

          (a) to cure any ambiguity, defect or inconsistency;

          (b) to comply with Article 5;

          (c) to make any change that does not adversely affect the legal rights of any Holder; and

          (d) to comply with any  requirements of the SEC in connection with the qualification of this Indenture under the TIA.

The  Company  shall give  written  notice to the  Holders of the  execution  and substantive  provisions of any amendments or supplements to the Indenture or the
Debentures.

Section 9.2.  WITH CONSENT OF HOLDERS.

     The Company and the Trustee may amend this Indenture or the Debentures with the written consent of the Holders of at least a majority in principal amount of the then  outstanding  Debentures.  However,  without the consent of each Holder affected, an amendment or waiver under this Section may not:

          (a) reduce the  principal  amount of  Debentures  whose  Holders  must consent to an amendment or waiver;

          (b) reduce the rate of, or change the time for payment of, interest on any issued and outstanding Debenture; (c) reduce the principal of or change the Maturity Date of any Debenture;

          (d) make any Debenture payable in money other than U.S. dollars;

          (e) make any change in Section 6.4, 6.6 or Section 9.2;

          (f) make any change in Article 10 that adversely affects the rights of any Holder; or

          (g) waive an Event of  Default  in the  payment  of  principal  of, or interest on, any Debenture.

The  Company  shall give  written  notice to the  Holders of the  execution  and substantive  provisions of any amendments or supplements to the Indenture or the
Debentures.

Section 9.3.  COMPLIANCE WITH TRUST INDENTURE ACT.

     Every  amendment or supplement to this Indenture or the Debentures  will be set forth in a  supplemental  indenture  that  complies  with the TIA as then in effect.  The Trustee is entitled to require and the Company  must provide to the
Trustee  prior to the execution of a supplement or amendment to the Indenture or the Debentures an Opinion of Counsel to the effect that the

                                       19

Trustee’s execution of any such amendment or supplemental Indenture is permitted under Article 9 of the Indenture.

Section 9.4.  RECORD DATE.

     The record date for determining  which Holders must consent to an amendment or waiver will be the date of the most recent list of Holders  furnished  to the
Trustee prior to such  solicitation  pursuant to Section 2.5, or such other date as the Company designates.

Section 9.5.  TRUSTEE PROTECTED.

     The Trustee need not sign any supplemental indenture that adversely affects its rights.

Section 9.6.  SUBORDINATION PROVISIONS.

     Notwithstanding  any provision of this  Indenture or the  Debentures to the contrary, the subordination  provisions of Article 10 may not be amended without the consent of the requisite number of holders of Senior  Indebtedness under the
Senior Lending Agreement.

                                  ARTICLE 10
                                SUBORDINATION

Section 10.1.  AGREEMENT TO SUBORDINATE.

     Each Holder by accepting a Debenture agrees that the indebtedness evidenced by the Debenture is subordinated  in right of payment,  to the extent and in the manner  provided  in this  Article,  to the prior  payment in full of all Senior
Indebtedness  whether outstanding on the date hereof or hereafter incurred,  and that the subordination is for the benefit of the holders of Senior Indebtedness.

Section 10.2.  LIQUIDATION; DISSOLUTION; BANKRUPTCY.

     Upon any  distribution  to  creditors  of the Company in a  liquidation  or dissolution  of the  Company  or in a  bankruptcy,  reorganization,  insolvency, receivership or similar proceeding relating to the Company or its property:

          (a) holders of Senior  Indebtedness are entitled to receive payment in full of the principal and interest (including interest,  attorneys fees and collection costs accruing after the commencement of any such proceeding) to the date of payment on the Senior  Indebtedness before Holders are entitled to receive any payment of principal or interest on Debentures; and

          (b) until the Senior Indebtedness is paid in full, any distribution to which  Holders  would be entitled  but for this Article must be made by the
     Company or by any receiver,  trustee in  bankruptcy,  liquidating  trustee, agent or other  Person  making  such  payment  or  distribution,  or by the
     Holders or by the Trustee  under this  Indenture  if  received by them,  to holders of Senior Indebtedness as their interest may appear.

                                       20

Section 10.3.  DEFAULT ON SENIOR INDEBTEDNESS.

     Upon a  Performance  Event (as  defined in the Senior  Lending  Agreement), eighty  percent  (80%)  of  certain  funds  of the  Company,  as  determined  in accordance with the Senior Lending Agreement,  will be paid to the lenders under the Senior Lending Agreement,  and will not be available for payment of interest or principal on the Debentures  until all amounts due and owing under the Senior
Lending  Agreement are paid in full or such payment is duly provided for in cash or in a manner satisfactory to the lenders under the Senior Lending Agreement.

     Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or  otherwise,  all  Senior  Indebtedness  must  first be paid in full,  or such payment duly provided for in cash or in a manner  satisfactory to the holders of
Senior Indebtedness, before any payment is made by the Company on account of the principal or interest on the Debentures.

     The Company may not pay principal or interest on the Debentures and may not acquire  Debentures  for cash or  property  if a default on Senior  Indebtedness occurs and is continuing  that permits  holders of such Senior  Indebtedness  to accelerate its maturity.  The Company may resume  payments on the Debentures and may acquire them when the default on Senior Indebtedness is cured or waived.

Section 10.4.  ACCELERATION OF DEBENTURES.

     If payment of the Debentures is accelerated because of an Event of Default, the  Company  must  promptly  notify  holders  of  Senior  Indebtedness  of  the acceleration.  The Company must pay Holders when ninety (90) days pass after the acceleration occurs if this Article permits the payment at that time.

Section 10.5.  WHEN DISTRIBUTION MUST BE PAID OVER.

     In the event that,  notwithstanding  the  provisions of Section  10.3,  the
Company makes a payment to any Holder on account of the principal or interest on the  Debentures  when  a  default  on  the  Senior  Indebtedness  occurs  and is continuing  that permits the holders of Senior  Indebtedness  to accelerate  its maturity,  then,  unless and until such default on Senior  Indebtedness has been cured or  waived  or has  ceased to  exist,  such  payment  will be held by such
Holder, in trust for the benefit of, and will be paid over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the  respective  amounts  of  Senior  Indebtedness  held by  them)  or  their representative, as their respective interests may appear, for application to the payment of all outstanding  Senior  Indebtedness to the extent  necessary to pay all outstanding Senior  Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of
Senior Indebtedness.

Section 10.6.  NOTICE BY COMPANY.

     The  Company  will  promptly  notify the  Trustee  and the Paying  Agent in writing  of any  facts  known to the  Company  that  would  cause a  payment  of principal or interest on the Debentures to violate this Article,  but failure to give such  notice will not affect the  subordination  of the  Debentures  to the
Senior Indebtedness.

                                       21

Section 10.7.  SUBROGATION.

     After all Senior  Indebtedness  is paid in full and until all principal and interest payments on the Debentures are paid in full, Holders of the outstanding
Debentures will be subrogated  (equally and ratably with all other  Indebtedness that ranks pari  passu with the  Debentures)  to the rights of holders of Senior
Indebtedness to receive  distributions  applicable to Senior Indebtedness to the extent  distributions  otherwise  payable  to Holders  have been  applied to the payment of Senior Indebtedness.

Section 10.8.  RELATIVE RIGHTS.

     This Article  defines the relative  rights of Holders and holders of Senior
Indebtedness. Nothing in this indenture will:

          (a) impair, as between the Company and Holders,  the obligation of the
     Company,  which is absolute  and  unconditional,  to pay  principal  of and interest on the Debentures in accordance with their terms;

          (b) affect the relative rights of Holders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

          (c) prevent the Trustee or any Holder from  exercising  its  available remedies  upon a Default  or Event of  Default,  subject  to the  rights of holders of Senior Indebtedness to receive  distributions  otherwise payable to Holders.

Section 10.9.  SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

     No right of any holder of Senior  Indebtedness to enforce the subordination of the Debentures may be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

     Without  limiting  the  effect of the  preceding  paragraph,  any holder of
Senior Indebtedness may at any time and from time to time without the consent of or notice to any Holder or to the Trustee, without impairing or releasing any of the rights of any holder of Senior  Indebtedness under this Indenture,  upon any terms or conditions and in whole or in part:

          (a)  change  the  manner of  payment,  or change or extend the time of payment of, renew or alter any Senior Indebtedness,  any security therefor, or any liability  incurred  directly or indirectly in respect thereof,  and the provisions of this Article 10 will apply to the Senior  Indebtedness as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner  and in any order any  property  at any time  pledged or mortgaged  to secure  any  Senior  Indebtedness  or any  other  liabilities
     incurred   directly  or  indirectly  in  respect   thereof  or  any  offset
     thereagainst;

          (c) exercise or refrain from exercising any rights or remedies against the Company or others or  otherwise  act or refrain from acting or, for any reason,  fail to file,

                                       22

     record  or  otherwise  perfect  any  security  interest  in or  lien on any property of the Company or any other Person; and

          (d) settle or  compromise  any  Senior  Indebtedness  or any  security therefor,  or any  liability  incurred  directly or  indirectly  in respect thereof.

     All  rights and  interests  under  this  Indenture  of any holder of Senior
Indebtedness and all agreements and obligations of the Trustee, the Holders, and the Company  under Article 6 and under this Article 10 will remain in full force and effect  irrespective  of (a) any lack of validity or  enforceability  of any agreement or  instrument  relating to any Senior  Indebtedness  or (b) any other circumstance  that  might  otherwise  constitute  a defense  available  to, or a discharge of, the Trustee, any Holder, or the Company.

     Any holder of Senior  Indebtedness is hereby  authorized to demand specific performance of the provisions of this Article 10, whether or not the Company has complied with any of the  provisions of this Article 10 applicable to it, at any time when the  Trustee  or any  Holder  has  failed to comply  with any of these provisions.  The Trustee and the Holders  irrevocably waive any defense based on the  adequacy  of a remedy at law that might be asserted as a bar to such remedy of specific performance.

Section 10.10.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

     Whenever  a  distribution  is to be made or a notice  given to  holders  of
Senior Indebtedness,  the distribution may be made and the notice given to their representative or, in the case of the Senior Lending Agreement, the Agent Bank.

     Upon any payment or  distribution  of assets of the Company  referred to in this  Article 10, the Trustee and the Holders  will be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution,  winding-up,  liquidation or reorganization proceedings are pending or  upon  any  certificate  of  any  representative  of  any  holder  of  Senior
Indebtedness or of the  liquidating  trustee or agent or other Person making any distribution for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness, the amount thereof or payable  thereon,  the amount or amounts paid or distributed  thereon and all other facts pertinent thereto or to this Article 10.

Section 10.11.  RIGHTS OF TRUSTEE AND PAYING AGENT.

     Notwithstanding the provisions of this Article 10 or any other provision of this  Indenture,  neither the Trustee nor the Paying  Agent will be charged with knowledge of the  existence of any facts which would  prohibit the making of any payment or  distribution by the Paying Agent, or the taking of any action by the
Trustee,  and the Paying Agent may continue to make  payments on the  Debentures unless it has received at its office at least two (2) Business Days prior to the date of such payment  written  notice of facts that would cause any payment with respect to the Debentures to violate this Article.  The Trustee may conclusively rely on such  notice.  Only the Company or a holder of Senior  Indebtedness  may give the notice. Nothing in this Article 10 applies to amounts due to, or impair the claims of, or  payments  to, the Trustee  under or  pursuant to  Section 7.7 hereof.  This  Section  shall not apply if the Company or any  affiliate  of the
Company is acting as Paying Agent.

                                       23

Section 10.12.  AUTHORIZATION TO EFFECT SUBORDINATION.

     Each Holder by his  acceptance  of a Debenture  authorizes  and directs the
Trustee on his behalf to take such action as may be necessary or  appropriate to effectuate,  as between the holders of Senior Indebtedness and the Holders,  the subordination  provided  in this  Article  10,  and  appoints  the  Trustee  his attorney-in-fact for any and all such purposes.

Section 10.13.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

     The  Trustee  does not owe any  fiduciary  duty to the  holders  of  Senior
Indebtedness  and may not be liable to any such  holders if the  Trustee in good faith mistakenly pays over or distributes to Holders or the Company or any other
Person,  money or assets  to which any  holders  of Senior  Indebtedness  of the
Company are entitled by virtue of this Article 10 or otherwise.

                                  ARTICLE 11
                                MISCELLANEOUS

Section 11.1.  TIA CONTROLS.

     If any provision of this  Indenture  limits,  qualifies,  or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision controls.

Section 11.2.  NOTICES.

     Any notice to the  Company or the  Trustee  must be in writing  and will be deemed to have been duly given on the date of delivery,  if personally delivered or the date of receipt  indicated on the return receipt,  if delivered or mailed by registered or certified mail, postage prepaid and return receipt requested to the party’s address set forth below:

     If to the Company, to:

                  4700 Belleview, Suite 300
                  Kansas City, Missouri  64112-1359
                  Attention:  Chief Financial Officer

     If to the Trustee, to:

                  Gold Trust Company
                  11301 Nall Avenue
                  Leawood, Kansas  66211
                  Attention:  Tim L. Hattey

     The Company or the Trustee by notice to the other may designate  additional or different addresses for subsequent notices or communications.

     Any notice to a Holder  must be mailed by  first-class  mail to the address shown on the  register  kept by the  Registrar or such other name and address as provided to the  Trustee  pursuant  to  Sections  313(c)(2)  and (3) of the TIA.
Failure to mail a notice or  communication  to a Holder

                                       24

or any  defect in it will not  affect  its  sufficiency  with  respect  to other
Holders.  If a notice is mailed to a Holder in the manner  provided above within the time prescribed, it is duly given, whether or not the addressee receives it.
If the  Company  mails a notice  to  Holders,  it will  also  mail a copy to the
Trustee and each Paying Agent and Registrar at the same time.

Section 11.3.  COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

     Holders may  communicate  pursuant to Section  312(b) of the TIA with other
Holders with respect to their rights under this Indenture or the Debentures. The
Trustee is subject to Section 312(b) of the TIA. The Company,  the Trustee,  the
Registrar and anyone else will have the protection of Section 312(c) of the TIA.

Section 11.4.  CERTIFICATE AS TO CONDITIONS PRECEDENT.

     Upon any request or  application  by the Company to the Trustee to take any action under this Indenture, the Company must furnish to the Trustee:

          (a) an  Officer’s  Certificate  stating  that,  in the  opinion of the signers,  all  conditions  precedent,  if any,  required by this  Indenture relating to the proposed action have been complied with; and

          (b) an  Opinion  of  Counsel  stating  that,  in the  opinion  of such counsel, all such conditions precedent have been complied with.

Section 11.5.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

     Each  certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture must include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation  upon which the  statements  or  opinions  contained  in such certificate or opinion are based;

          (c) a statement  that,  in the opinion of such  Person,  he or she has made such examination or investigation as is necessary to enable him or her to express an  informed  opinion  as to  whether  or not such  covenant  or condition has been complied with; and

          (d) a statement  as to whether or not, in the opinion of such  Person, such condition or covenant has been complied with.

Section 11.6.  RULES BY TRUSTEE.

     The  Trustee  may make  reasonable  rules for  action  by or a  meeting  of
Holders.

                                       25

Section 11.7.  NO RECOURSE AGAINST OTHERS.

     No  director,  officer,  employee,  agent,  manager or  stockholder  of the
Company as such,  will have any  liability  for any  obligations  of the Company under the  Debentures or this Indenture or for any claim based on, in respect of or by reason of such obligations.

Section 11.8.  COUNTERPART  ORIGINALS.

     The  parties may sign any number of copies of this  Indenture.  Each signed copy is deemed to be an original,  but all of them  together  represent the same agreement.

Section 11.9.  GOVERNING LAW.

     The internal  laws of the state of Missouri  govern this  Indenture and the
Debentures.

Section 11.10.  SUCCESSORS.

     All  agreements  of the Company in this  Indenture and the  Debentures  are binding upon its successor.  All agreements of the Trustee in this Indenture are binding upon its successor.

Section 11.11.  SEVERABILITY.

     In case any  provision in this  Indenture or the  Debentures is found to be invalid, illegal or unenforceable,  the validity, legality and enforceability of the remaining provisions will not in any way be affected thereby.

Section 11.12.  TABLE OF CONTENTS, HEADINGS, ETC.

     The Table of Contents,  Cross-Reference  Table and Headings of the Articles
and Sections of this Indenture  have been inserted for  convenience of reference only,  are not to be  considered  a part hereof and in no way modify or restrict any of the terms or provisions thereof.

                                       26

                                   SIGNATURES

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Indenture to be duly executed and their  respective  corporate seals to be hereunto  affixed and attested, as of the day and year first written above.

Dated:  as of ______________, 2003     PIONEER FINANCIAL SERVICES, INC.

                                       By:______________________________________

                                       Its:_____________________________________

Attest:

__________________________________

Dated:  as of ______________, 2003     GOLD TRUST COMPANY, as Trustee

                                       By:______________________________________

                                       Its:_____________________________________

Attest:

__________________________________

                                       27

                                    EXHIBIT A
                      FORM OF JUNIOR SUBORDINATED DEBENTURE

              Incorporated under the laws of the State of Missouri
                        PIONEER FINANCIAL SERVICES, INC.
                          Junior Subordinated Debenture

Amount $____________________                                          No._______

Registered Owner:__________________________________________

     For value received, Pioneer Financial Services, Inc. (the "Company")
promises to pay to the Registered Owner or registered assigns the principal amount of ____________ thousand dollars ($__________) on or prior to the
Maturity Date, and to pay interest thereon at the rate of ___% per annum from the Issue Date hereof, or from the most recent date to which interest has been paid, all as follows:

  Issue    Principal            Maturity    Interest    Interest    Interest
  Date      Amount      Term      Date        Rate        Due        Payment

The Debentures are issuable only as registered Debentures without coupons in denominations of one thousand dollars ($1,000.00) or any multiple thereof. The holder of this Debenture may elect either: (i) to have interest on the Principal
Amount compound on each anniversary of the Issue Date until paid in full on the
Maturity Date; (ii) to receive the Interest Payment in cash annually on the anniversary of the Issue Date; or (iii) if the original Principal Amount of this
Debenture exceeds ten thousand dollars ($10,000.00), in return for one-half of one percent (.5%) reduction in the Interest Rate, to receive one-twelfth (1/12)
of the Interest Payment in cash monthly. Interest payable for any month or portion of a month will be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

     Annual Interest Payments will be made no later than the anniversary of the
Issue Date. Each monthly Interest Payment installment or portion thereof, will be made no later than the last

day of each month. Notwithstanding the foregoing, the Company may elect in its sole and absolute discretion to make any interest payment prior to the date it becomes due without penalty or premium of any kind. If the term of this
Debenture is not automatically renewed as provided below, payment of the
Principal Amount and any earned but unpaid interest will be made no later than the Maturity Date. At the election of the Company, such payments may be deposited in the United States mail, postage prepaid, addressed to the holder of this Debenture at the address appearing upon the Debenture register maintained by the Registrar at the close of business ten (10) days prior to such payment date. Payment of the principal of and interest on this Debenture will be made at the office of the Paying Agent in such coin or currency of the United States of
America as at the time of payment is legal tender for payment of public and private debts. In the event that any date on which principal of or interest on this Debenture is payable is a Saturday or Sunday or day that is a legal holiday in the city of Kansas City, Missouri or the state of Missouri (a "Legal
Holiday"), then such payment will be made on the next succeeding day which is not a Legal Holiday, without any interest or other payment in respect of such delay, with the same effect as if made on the date the payment was originally payable.

     This Debenture will automatically renew for additional terms, each equal in length to the original term, unless the registered holder has requested payment in writing on or prior to the twentieth (20th) day after a Maturity Date.
Interest for the term of each renewal will accrue at the rate offered at the time of renewal by the Company on newly issued Debentures of like denomination and maturity.

     All or any portion of this Debenture is subject to redemption at any time, upon notice as provided in the Indenture, at the election of the Company, at
100% of the principal amount so called for redemption, together with interest accrued to the date fixed for redemption, payable on the surrender of the
Debenture for redemption. Debentures, or portions thereof, for which redemption and payment provision is made in accordance with the Indenture will cease to bear interest from and after the date fixed for redemption. If this Debenture is redeemed in part only, a new Debenture for the portion not redeemed will be issued in the name of the holder on the cancellation of this Debenture.

                                       2

     This Debenture is one of a duly authorized issue of Junior Subordinated
Debentures of the Company (the "Debentures") issued under and subject in all respects to the terms of an Indenture dated as of _____________, 2003 (the
"Indenture"), between the Company and , as Trustee (the "Trustee"). Reference is
hereby made to the Indenture and all supplemental indentures for a statement of the respective rights of the Company, the Trustee, the agents of the Company and the Trustee and the holders of the Debentures. All capitalized terms used, but not defined, in this Debenture have the meanings assigned to them in the
Indenture. No reference herein to the Indenture and no provision of this
Debenture or of the Indenture shall alter or impair the obligation of the
Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture in the manner herein prescribed.

     As provided in the Indenture, this Debenture is transferable only on the
Debenture register maintained by the Registrar, upon surrender of this Debenture for transfer at the office of the Registrar, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Company and the
Registrar duly executed by, the registered holder hereof or his attorney duly authorized in writing, a copy of which authorization must be delivered with any such instrument of transfer, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. A service fee may be charged to replace a lost or stolen Debenture, to transfer this Debenture or to issue a replacement payment check. The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Company currently serves as Registrar and Paying Agent for the
Debentures.

     If this Debenture is issued in the names of holders as joint tenants, the
Registrar may transfer or re-register the ownership of this Debenture upon the signature of one such joint tenants, and the Company, the Registrar, the Trustee and any agent of the Company, Registrar or

                                       3

the Trustee shall not be liable to the other joint tenants for any change of registration or other transfer effected upon the signature of one of such joint tenants.

     Each holder of this Debenture agrees that the indebtedness evidenced by this Debenture is subordinated in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment in full of all Senior
Indebtedness, whether outstanding on the date hereof or hereafter incurred. The
Indenture generally defines Senior Indebtedness as all outstanding Indebtedness for borrowed money (present or future) created, incurred, assumed or guaranteed by the Company (and all renewals, extensions or refundings thereof), which is
(i) not expressly subordinate or junior to any other Indebtedness of the
Company; (ii) which is expressly subordinate and junior to the Indebtedness described in clause (i) but not to any other Indebtedness of the Company and
(iii) which is expressly subordinate and junior to the Indebtedness described in clauses (i) and (ii) but not to any other Indebtedness of the Company.

     If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of and accrued interest on all Debentures may be declared due and payable in the manner and with the effect provided in the
Indenture. The Indenture generally provides that an Event of Default occurs if:
(i) the Company fails to pay any installment of interest on a Debenture when the same becomes due and payable and the failure to pay continues for a period of ten (10) days after receipt of written notice from the holder of the Debenture or the Trustee; (ii) the Company fails to pay the principal of any Debenture when the same becomes due and payable at maturity, upon redemption or otherwise, and the failure to pay continues for a period of ten (10) days after receipt of written notice from the holder of the Debenture or the Trustee; (iii) the
Company becomes subject to certain events of bankruptcy or insolvency; or (iv)
the Company fails to comply with any of its other agreements in, or the provisions of, the Debenture or the Indenture and such failure is not cured or waived within sixty (60) days after receipt by the Company of a specific written notice from the Trustee or the holders of at least a majority in principal amount of the then outstanding Debentures.

     As permitted in the Indenture, the Indenture, other than subordination provisions, may be amended and the rights and obligations of the Company and the rights of the holders of the Debentures under the Indenture modified at any time by the Company with the consent of the

                                       4

Trustee and holders of a majority in principal amount of the then outstanding
Debentures. The Company and the Trustee may not modify the Indenture without the consent of each holder affected if the modification (i) affects the terms of payment of, the principal of, or any interest on, any Debenture; (ii) changes the percentage of Debenture holders who consent to a waiver or modification as required; (iii) affects the subordination provisions of the Indenture in a manner that adversely affects the right of any holder; or (iv) waives any Event of Default in the payment of principal of, or interest on, any Debenture.

     As permitted by the Indenture, the Trustee and holders of a majority in principal amount of the then outstanding Debentures, on behalf of the holders of all Debentures, may waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences, except an Event of Default in the payment of principal or of interest on the Debentures.

     [References hereby made to the further provisions of this Debenture set forth on the reverse side hereof, which further provisions shall for all purposes have the effect as if set forth in this place.]

     This Debenture, including the validity hereof, will be construed in accordance with and governed by the laws of the state of Missouri.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                       PIONEER FINANCIAL SERVICES, INC.
                                       Kansas City, Missouri

                                       By:______________________________________
                                          (Authorized Officer)
Attest:

___________________________________

                                       5

This Debenture is transferable only on the books of and by any joint tenant presenting the original Debenture at the Office of:

                        Pioneer Financial Services, Inc.
                            4700 Belleview, Suite 300
                        Kansas City, Missouri 64112-1359

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT_________Custodian_________
TEN ENT - as tenants by the                             (Cust)           (Minor)
          entireties
JT TEN -  as joint tenants with     Under Uniform Gifts to Minors Act of________
          right of survivorship and                                      (State)
          not as tenants in common
TOD -     transfer on death
          direction in event of
          owner's death, to person
          named on face subject to
          TOD rules referenced

    Additional abbreviations may also be used though not in the above list.

CERTIFICATE TRANSFERS AND REDEMPTIONS

FOR VALUE RECEIVED the undersigned hereby:

___Sells, assigns and transfers unto ___________________________________________
                                     (Name and Address of Assignee, Including
                                     Zip Code, Must Be Printed or Typewritten)

                                     ___________________________________________
                                     the within Certificate, and all rights
                                     thereunder, hereby irrevocably constituting
                                     and appointing William D. Sullivan [or
                                     Donald D. Heriford] Attorney to transfer
                                     said Certificate on the books of the
                                     registrar, with full power of substitution
                                     in the premises.

                                                   Please Insert Social Security
                                     _____________ or Other Identifying Number
                                                   of New Order

___Permanently Changes the Name(s)   OLD NAME (Registration):___________________
   or Registration
                                     NEW NAME (Registration):___________________

___Surrendering the Certificate      Please Send Check to:______________________
   at Maturity for Payment
                                     ___________________________________________

DATED:______________________________

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X________________________________  Subscribed and sworn to before me
         Registered Owner          this _________ day of _______________________
                                   20____.

X________________________________  _______________________________________(SEAL)
         Registered Owner

X________________________________  Notary Public My Commission Expires__________
         Registered Owner

NOTICE: The signature must correspond with the name as it appears upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

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